EXHIBIT 4.45

              AGREEMENT REGARDING SECURITY DOCUMENTS


           THIS AGREEMENT REGARDING SECURITY DOCUMENTS (this "Agreement") is made as of June 20, 1996 by SALTON SEA POWER GENERATION L.P., a California limited partnership ("SSPG"), SALTON SEA BRINE PROCESSING L.P., a California limited partnership ("SSBP"), FISH LAKE POWER COMPANY, a Delaware corporation ("Fish Lake", and together with SSPG and SSBP, the "Salton Sea Guarantors"), CALENERGY OPERATING COMPANY, a Delaware corporation ("CEOC"), VULCAN POWER COMPANY, a Nevada corporation ("VPC", and together with CEOC, the "Initial Partnership Guarantors"), SALTON SEA ROYALTY COMPANY, a Delaware corporation (the "Royalty Guarantor", and together with the Salton Sea Guarantors and the Initial Partnership Guarantors, the "Initial Guarantors"), SALTON SEA FUNDING CORPORATION, a Delaware corporation ("Funding Corporation"), MAGMA POWER COMPANY, a Nevada corporation ("Magma"), and SALTON SEA POWER COMPANY, a Nevada corporation ("SSPC", and collectively with the Initial Guarantors, Funding Corporation and Magma, the "Acknowledging Parties"), in favor of CHEMICAL TRUST COMPANY OF CALIFORNIA, a California corporation, as collateral agent ("Collateral Agent") on behalf and for the benefit of the Secured Parties and Funding Corporation under that certain Collateral Agency and Intercreditor Agreement dated as of July 21, 1995, as amended, by and among Collateral Agent, Funding Corporation, the Secured Parties and the other parties named therein (the "Intercreditor Agreement") and that certain Trust Indenture (the "Original Indenture") dated as of July 21, 1995 by and between Funding Corporation and Collateral Agent, as trustee, as amended, modified or supplemented, including pursuant to that certain Second Supplemental Trust Indenture (the "Supplemental Indenture") dated as of the date hereof. The Original Indenture, as amended, modified or supplemented, including pursuant to the Supplemental Indenture is hereafter referred to as the "Indenture." Capitalized terms used and not defined herein shall have the meanings set forth in the Indenture.

                             RECITALS

           WHEREAS, Funding Corporation is a corporation established for the sole purpose of making loans to the Guarantors from proceeds of the issuance of notes and bonds (collectively, the "Securities") in its individual capacity as principal and as agent acting on behalf of the Guarantors pursuant to the Indenture; and

           WHEREAS, the principal and interest payments on the Securities are serviced by repayment of loans made by Funding Corporation to one or more of the Guarantors and the Securities are guaranteed by the Guarantors, subject to the conditions set forth in the Indenture; and

           WHEREAS, on July 21, 1995 Funding Corporation issued and sold Securities in the aggregate principal amount of $475 Million (the "Initial Securities"); and








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           WHEREAS, Funding Corporation used the proceeds from the sale of the
Initial Securities to make loans to the Initial Guarantors pursuant to credit agreements between Funding Corporation and the Initial Guarantors (the
"Initial Credit Agreements"); and

           WHEREAS, in connection with the issuance and sale of the Initial Securities, the Initial Guarantors entered into guarantees in favor of Collateral Agent (the "Initial Guarantees") whereby the Initial Guarantors guaranteed certain of the obligations of Funding Corporation under the Initial Securities; and

           WHEREAS, in order to secure the obligations of the Initial Guarantors under the Initial Credit Agreements, the Initial Guarantees and the other Financing Documents, the Acknowledging Parties entered into various security agreements in favor of Collateral Agent; and

           WHEREAS, Funding Corporation has simultaneously with the execution and delivery of this Agreement issued and sold Securities in the aggregate principal amount of $135 Million (such Securities, along with all other Securities hereafter issued under the Indenture, the "Additional Securities") the net proceeds of which will be loaned to the Partnership Guarantors (including Conejo, Niguel, San Felipe, BN/Geothermal, Del Ranch, Elmore, Leathers and Vulcan) pursuant to that certain Amended and Restated Credit Agreement (Partnership Guarantors) dated as of the date hereof between Funding Corporation and the Partnership Guarantors (the "Amended and Restated Partnership Credit Agreement"); and

           WHEREAS, in connection with the issuance and sale of the Additional Securities, the Partnership Guarantors entered into that certain Amended and Restated Partnership Secured Limited Guarantee dated as of the date hereof in favor of Collateral Agent (the "Amended and Restated Partnership Guarantee") pursuant to which all the Partnership Guarantors (including Conejo, Niguel, San Felipe, BN/Geothermal, Del Ranch, Elmore, Leathers and Vulcan) agreed to jointly and severally guarantee certain of the obligations of Funding Corporation under the Initial Securities and the Additional Securities as provided therein; and

           WHEREAS, the parties wish to enter into this Agreement in order to supplement the Salton Sea Guarantee, the Royalty Guarantee and the Security Documents entered into prior to the date hereof (the "Initial Security Documents") and to acknowledge that (a) the obligations guaranteed by the Salton Sea Guarantee and the Royalty Guarantee include the obligations of Funding Corporation under the Additional Securities and the Amended and Restated Debt Service Reserve Letter of Credit and Reimbursement Agreement dated as of the date hereof by and among Funding Corporation, Credit Suisse and the other Banks named therein (the "Amended and Restated LOC Agreement") and (b) the obligations secured by the Initial Security Documents include the obligations of the Acknowledging








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Parties under the Guarantees, Credit Agreements and other Financing Documents as amended, modified or supplemented hereby or otherwise in connection with the Supplemental Indenture and the issuance and sale of the Additional Securities.

                             AGREEMENT

           NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

           1. Salton Sea Guarantee and Royalty Guarantee. Each of the Salton Sea Guarantors and the Royalty Guarantor hereby acknowledges and agrees for the benefit of the Collateral Agent acting for and on behalf of the Secured Parties and Funding Corporation that the term "Indebtedness," as used in the Salton Sea Guarantee and Royalty Guarantee, shall and is hereby expressly made to include (to the extent it does not now so include), all principal, interest, premium (if any), fees, charges, penalties, expenses, payments and all other amounts due with respect to the Additional Securities and the Amended and Restated LOC Agreement.

           2. Initial Security Documents. Each Acknowledging Party hereby acknowledges and agrees for the benefit of the Collateral Agent acting for and on behalf of the Secured Parties and Funding Corporation that the obligations secured by each Initial Security Document to which such Acknowledging Party is a party shall and are hereby expressly made to include (to the extent they do not now so include) all obligations of such Acknowledging Party (and of any other Acknowledging Party whose obligations are secured by the terms of such Initial Security Document), if any, under (a) the Amended and Restated Partnership Credit Agreement, (b) the Amended and Restated Partnership Guarantee, (c) the Salton Sea Guarantee as amended, modified or supplemented hereby, (d) the Royalty Guarantee as amended, modified or supplemented hereby,
(e) the Additional Securities, (f) the Amended and Restated LOC Agreement and
(f) any other Financing Document entered into in connection with the Supplemental Indenture and the issuance and sale of the Additional Securities to which such Acknowledging Party is a party.

           3. Amendment to Collateral Assignment. The Collateral Assignment (Salton Sea Agreements) dated as of July 21, 1995 by SSPG, SSBP and FLPC is hereby amended by inserting the following at the end of Exhibit A thereof:

      "14. Technology Transfer Agreement dated February 15, 1996 among Magma, SSBP, SSPG and FLPC."

           4. Amendment to Consent. The Consent to Collateral Assignment (Magma Power Company) dated as of July 21, 1995 by Magma and Collateral Agent is hereby amended by deleting clause 2 of recital A thereof and inserting the following in lieu thereof:





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      "2. Consenting Party, SSPG and SSBP have entered into that certain
Technology Transfer Agreement, dated as of March 31, 1993; and Consenting Party, SSPG, SSBP and FLPC have entered into that certain Technology Transfer Agreement, dated as of February 15, 1996 (collectively, the "Technology Transfer Agreement")."

           5. Amendment to Salton Sea Guarantee. The Salton Sea Guarantee is hereby amended by adding the following after Section 17 thereof.

      "18. The Salton Sea Guarantors shall continue to be bound by and perform all of their obligations under the terms and conditions set forth in the Salton Sea Credit Agreement for the benefit of the Funding Corporation and its legal successors and assigns, the terms of which are incorporated herein by reference, from and after the date that the Salton Sea Project Note is repaid and until the payment in full of all other obligations under the Partnership Project Note and the Royalty Project Note. The Salton Sea Guarantors' failure to perform such terms and conditions shall, from and after the date that the Salton Sea Project Note has been repaid, be an Event of Default hereunder."

           6. Amendment to Stock Pledge Agreements. The Stock Pledge Agreement (Pledge of Capital Stock of CEOC), the Stock Pledge Agreement (Pledge of Capital Stock of VPC), the Stock Pledge Agreement (Pledge of Capital Stock of
FLPC) and the Stock Pledge Agreement (Pledge of Capital Stock of Royalty Guarantor), each dated as of July 21, 1995 by Magma and Funding Corporation in favor of Collateral Agent are hereby amended by replacing the words "Funding Corporation" in the next to last line of Section 2.1 thereof with the word "CEOC" in the Stock Pledge Agreement (Pledge of Capital Stock of CEOC), with the word "VPC" in the Stock Pledge Agreement (Pledge of Capital Stock of VPC), with the word "FLPC" in the Stock Pledge Agreement (Pledge of Capital Stock of FLPC) and with the words "Royalty Guarantor" in the Stock Pledge Agreement (Pledge of Capital Stock of Royalty Guarantor).

           7. References to Original Indenture. From and after the date of this Agreement all references in the Salton Sea Guarantee, the Royalty Guarantee and the Initial Security Documents to the Original Indenture (including for the purpose of defining capitalized terms) shall, unless the context otherwise requires, mean the Original Indenture as amended, modified or supplemented by the Supplemental Indenture.

           8. Effect of This Agreement. From and after the date of this Agreement, all references in the Security Documents and the Financing Documents to the Salton Sea Guarantee, Royalty Guarantee or Initial Security Documents shall mean the Salton Sea Guarantee, Royalty Guarantee or Initial Security Documents, as applicable, as amended, modified or supplemented hereby. Except as specifically amended, modified or supplemented above, the Salton Sea Guarantee, Royalty Guarantee and Initial Security Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery





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and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Collateral Agent or any of the Secured Parties nor constitute a waiver of any provision of the Salton Sea Guarantee, Royalty Guarantee or Initial Security Documents.

           9. Headings. The headings, titles and captions of various sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

           10.  Governing Law.  THIS AGREEMENT IS GOVERNED BY AND
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
CALIFORNIA.

           11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.






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           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, and this Agreement shall be effective, as of the day and year first above written.

                             SALTON SEA POWER GENERATION L.P.,
                             a California limited partnership

                             By:  SALTON SEA POWER COMPANY,
                                  a Nevada corporation, its general partner


                                  By:  /s/ John G. Sylvia
                                       _____________________________________

                                  Name:
                                          John G. Sylvia
                                       ___________________________________

                                  Title: Senior Vice President
                                        __________________________________


                                               SALTON SEA BRINE
PROCESSING L.P.,
                             a California limited partnership

                             By:  SALTON SEA POWER COMPANY,
                                  a Nevada corporation, its general partner




                                  By:  /s/ John G. Sylvia
                                       _____________________________________

                                  Name:
                                          John G. Sylvia
                                       ___________________________________

                                  Title: Senior Vice President
                                        __________________________________




                             FISH LAKE POWER COMPANY,
                             a Delaware corporation




                                  By:  /s/ John G. Sylvia
                                       _____________________________________

                                  Name:
                                          John G. Sylvia
                                       ___________________________________

                                  Title: Senior Vice President
                                        __________________________________








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                               SALTON SEA FUNDING CORPORATION,
                               a Delaware corporation


                                  By:  /s/ John G. Sylvia
                                       _____________________________________

                                  Name:
                                          John G. Sylvia
                                       ___________________________________

                                  Title: Senior Vice President
                                        __________________________________


                               MAGMA POWER COMPANY,
                               a Nevada corporation


                                  By:  /s/ John G. Sylvia
                                       _____________________________________

                                  Name:
                                          John G. Sylvia
                                       ___________________________________

                                  Title: Senior Vice President
                                        __________________________________


                               SALTON SEA POWER COMPANY,
                               a Nevada corporation


                                  By:  /s/ John G. Sylvia
                                       _____________________________________

                                  Name:
                                          John G. Sylvia
                                       ___________________________________

                                  Title: Senior Vice President
                                        __________________________________


                               CALENERGY OPERATING COMPANY,
                               a Delaware corporation


                                  By:  /s/ John G. Sylvia
                                       _____________________________________

                                  Name:
                                          John G. Sylvia
                                       ___________________________________

                                  Title: Senior Vice President
                                        __________________________________


                               VULCAN POWER COMPANY,
                               a Nevada corporation


                                  By:  /s/ John G. Sylvia
                                       _____________________________________

                                  Name:
                                          John G. Sylvia
                                       ___________________________________

                                  Title: Senior Vice President
                                        __________________________________





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                             SALTON SEA ROYALTY COMPANY,
                             a Delaware corporation





                                  By:  /s/ John G. Sylvia
                                       _____________________________________

                                  Name:
                                          John G. Sylvia
                                       ___________________________________

                                  Title: Senior Vice President
                                        __________________________________




                             CHEMICAL TRUST COMPANY OF
                             CALIFORNIA,
                             a California corporation,
                             as Collateral Agent




                                  By:  /s/ Rose Maravilla
                                       _____________________________________

                                  Name:
                                           R. I. Maravilla
                                       ___________________________________

                                  Title:   Assistant Vice President
                                        __________________________________